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                                                                      Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 033-21995,033-29317,033-62867, 033-62865,
033-62877, 033-62879, 033-62881, 033-62883, 333-03643, 333-18477 and 333-21927.




/s/ Arthur Andersen LLP


Baltimore, Maryland
 March 31, 1997